10-Q

Exhibit 10.108

AMENDMENT TO NOTE

THIS AMENDMENT TO NOTE, dated as of March 29, 2005 (this Amendment), is made by and between CNL HOTEL DEL PARTNERS LP, a Delaware limited partnership (Borrower) having an office at c/o CNL Hotels & Resorts, Inc., Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an office at 60 Wall Street, New York, New York 10005 (together with its successors and assigns, Lender).

WHEREAS, Borrower delivered to Lender that certain Note in favor of Lender in the original principal amount of Two Hundred Thirty Million Dollars ($230,000,000), dated February 9, 2005 (the Note), which Note is secured by, among other things, (i) that certain Loan and Security Agreement, dated as of February 9, 2005, by and between Borrower and Lender, and (ii) that certain Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits, dated as of February 9, 2005, by and between Borrower, Hotel Del Coronado, LP, and Lender; and

WHEREAS, Borrower and Lender desire to amend the terms of the Note as provided in this Amendment.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid in hand, the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree to amend the Note as follows:

1.	Capitalized terms used in this Amendment and not defined herein shall have the respective meanings provided in the Note.

2.	Section 1(b) of the Note is hereby amended as follows:

The definition of LIBOR Margin is deleted in its entirety and replaced with the following:
"LIBOR Margin shall mean 98.91304 basis points (0.9891304%) per annum."
3.	Except as amended by this Amendment, the Note shall continue to remain in full force and effect.

4.	This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

5.	This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

6.
The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

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BORROWER:

CNL HOTEL DEL PARTNERS, LP,
a Delaware limited partnership

By: CNL Hotel Del Partners GP, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ Barry A.N. Bloom
Name: Barry A.N. Bloom
Title: Senior Vice President

[Lender signature on following page]

LENDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: /s/ Todd O. Sammann
Name: Todd O. Sammann
Title: Vice President

By: /s/ Tobin Cobb
Name: Tobin Cobb
Title: Vice President

10-Q